EXHIBIT     DESCRIPTION

EX-99.B1 Agreement and Declaration of Trust dated May 31, 1995, is incorporated herein by reference to Exhibit 1(b) of Post-Effective Amendment No. 24 filed on November 29, 1995 (Accession # 757928-95-000005).

EX-99.B2 Amended and Restated Bylaws, dated May 17, 1995, are incorporated herein by reference to Exhibit 2(b) of Post-Effective Amendment No. 24 filed on November 29, 1995 (Accession # 757928-95-000005).

EX-99.B5    Investment Advisory Agreement between Benham Target Maturities
            Trust: 2000 Portfolio, Benham Target Maturities Trust:
            2005 Portfolio, Benham Target Maturities Trust: 2010 Portfolio, Benham Target Maturities Trust: 2015 Portfolio, Benham Target Maturities Trust: 2020 Portfolio, Benham Target Maturities Trust:
            2025 Portfolio, and any additional series and Benham Management Corporation, dated June 1, 1995, is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 24 filed on November 29, 1995 (Accession # 757928-95-000005).

EX-99.B6 Distribution Agreement between Benham Target Maturities Trust and Twentieth Century Securities, Inc. dated as of September 3, 1996, is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 29 to the Registration Statement of the Benham Government Income Trust filed on August 30, 1996 (Accession # 773674-96-000007).

EX-99.B8 1993 Omnibus Custodian Agreement between the Benham Group of Funds (including Benham Target Maturities Trust) and State Street Bank and Trust Company, dated August 10, 1993, is incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 22.

EX-99.B9 Administrative Services and Transfer Agency Agreement between Benham Target Maturities Trust and Twentieth Century Services, Inc. dated as of September 3, 1996,. is incorporated herein by reference to
            Exhibit 9 of Post-Effective Amendment No. 29 to the Registration Statement of the Benham Government Income Trust filed on August 30, 1996 (Accession # 773674-96-000007).

EX-99.B10   Opinion and consent of counsel as to the legality of the securities being registered, dated November 14, 1996 is incorporated herein by reference to the Rule 24f-2 Notice filed on November 14, 1996
            (Accession # 757928-96-000008).

EX-99.B11   Consent of KPMG Peat Marwick, LLP, independent auditors, is included herein.

EX-99.B14   a) Benham Individual Retirement Account Plan, including all instructions and other relevant documents, dated February 1992, is incorporated by reference to Exhibit 14(a) to Post-Effective Amendment No. 20.

            b) Benham Pension/Profit Sharing plan, including all instructions and other relevant documents, dated February 1992, is incorporated by reference to Exhibit 14(b) to Post-Effective Amendment No. 20.

EX-99.B16   Schedule for computation of each performance quotation provided in response to Item 22 is included herein.

EX-99.B17   Power of Attorney dated March 4, 1996 is included herein.

EX-27.5.1   FDS - 2000 Portfolio

EX-27.5.2   FDS - 2005 Portfolio

EX-27.5.3   FDS - 2010 Portfolio

EX-27.5.4   FDS - 2015 Portfolio

EX-27.5.5   FDS - 2020 Portfolio

EX-27.5.6   FDS - 2025 Portfolio